UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 11, 2008

Date of Report

(Date of earliest event reported)

CITADEL BROADCASTING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31740	51-0405729
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

City Center West, Suite 400

7201 West Lake Mead Blvd.

Las Vegas, Nevada 89128

(Address of principal executive offices)

(702) 804-5200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 5, 2008, Citadel Broadcasting Corporation (the “Company”) completed its offer (the “Offer”) to purchase, on a pro rata basis, up to an aggregate principal amount of $55.0 million of its 1.875% Convertible Subordinated Notes due 2011 (the “Existing Notes”) for a price of $900 per $1,000 principal amount of the Existing Notes, and to exchange all Existing Notes validly tendered and not withdrawn in excess of $55.0 million for an equal amount of its newly authorized Amended and Restated Convertible Subordinated Notes due 2011 (the “Amended Notes”). The Company has accepted all Existing Notes that were validly tendered and not withdrawn in the Offer, and on June 11, 2008, the Company issued $274.474 million aggregate principal amount of Amended Notes pursuant to an Indenture, dated as of June 11, 2008 (the “Indenture”), between the Company and Wilmington Trust Company, as trustee.

The Amended Notes will mature on February 15, 2011 (unless earlier redeemed at the Company’s option under limited circumstances, converted into common stock at the option of any registered holder of the Amended Notes (each, a “Holder”) or repurchased by the Company at the option of the Holder under limited circumstances) and are the Company’s subordinated obligations. The Amended Notes will bear interest at 4.00%, retroactive to January 1, 2008. The Company will pay interest semi-annually on February 15 and August 15 of each year (each, an “interest payment date”), commencing on August 15, 2008 (the “initial interest payment date”) to Holders of record on the preceding February 1 and August 1, respectively.

If, as of December 31, 2008, the aggregate principal amount of the remaining outstanding Amended Notes is greater than $165.0 million, then (i) the annual interest rate on the Amended Notes outstanding as of December 31, 2008 will retroactively increase by 2.00% to a rate of 6.00% (the “Interest Step-Up”) per annum, which increase will be deemed to have accrued from and including January 1, 2008, and the Interest Step-Up that is so deemed to have accrued from and including January 1, 2008 but is unpaid will be paid on the next interest payment date (as defined below) to Holders of record on the relevant record date specified herein; and (ii) at all times from and after January 1, 2009, the annual interest rate on any Amended Notes outstanding will equal the “2009 Interest Rate,” which will be determined in the following manner:

(A)	on or prior to November 30, 2008, each of the Company and the Trustee (acting at the direction of the Holders pursuant to the terms of the Amended Notes Indenture) will select a nationally recognized investment bank (respectively, the “Company Bank” and the “Trustee Bank”) to calculate the 2009 Par Rate (as defined below), and each of the Company and the Trustee will promptly notify the other party in writing of such selection;

(B)	between January 1, 2009 and January 10, 2009, the Company Bank and the Trustee Bank will agree on the annual interest rate which would be required as of January 1, 2009 in order to make all such Amended Notes trade at par value as of January 1, 2009, excluding accrued but unpaid interest thereon (“2009 Par Rate”);

(C)

to the extent the two investment banks selected cannot agree on the 2009 Par Rate by January 10, 2009, then they will jointly select a mutually acceptable, nationally recognized investment bank (for purposes of this paragraph, the “Third Bank”) to determine a rate that will be the 2009 Par Rate by no later than January 30, 2009, and such determination will be final and binding on the Company, the Trustee and all Holders; provided that if the rate chosen by the Third Bank will be less than the rate chosen by the Company Bank, then the 2009 Par Rate will be the rate chosen by the Company Bank; provided further that if the rate chosen by the Third Bank will be greater than the rate chosen by the Trustee Bank, then the 2009 Par Rate will be the rate chosen by the Trustee Bank;

(D)	the 2009 Interest Rate will be the 2009 Par Rate as determined pursuant to clauses (A)-(C) above, retroactive as of January 1, 2009; and

(E)	the Company will bear the reasonable and documented costs and expenses of the investment banks selected pursuant to clauses (A)-(C) of this paragraph.

If, as of December 31, 2008, the aggregate principal amount of the remaining outstanding Amended Notes is less than or equal to $165.0 million, then (i) on January 1, 2009, the annual interest rate on the Amended Notes outstanding as of such date will be increased to a rate of 8.00% per annum, which increase will be effective through December 31, 2009; and (ii) at all times from and after January 1, 2010, the annual interest rate on any Amended Notes outstanding will be equal the “2010 Interest Rate,” which will determined in the following manner:

(A)	on or prior to November 30, 2009, each of the Company and the Trustee (acting at the direction of the Holders pursuant to the terms of the Amended Notes Indenture) will select a nationally recognized investment bank (respectively, the “Company Bank” and the “Trustee Bank”) to calculate the 2010 Par Rate (as defined below), and each of the Company and the Trustee will promptly notify the other party in writing of such selection;

(B)	between January 1, 2010 and January 10, 2010, the Company Bank and the Trustee Bank will agree on the annual interest rate which would be required as of January 1, 2010 in order to make all such Amended Notes trade at par value as of January 1, 2010, excluding accrued but unpaid interest thereon (“2010 Par Rate”);

(C)	to the extent the two investment banks selected cannot agree on the 2010 Par Rate by January 10, 2010, then they will jointly select a mutually acceptable, nationally recognized investment bank (for purposes of this paragraph, the “Third Bank”) to determine a rate that will be the 2010 Par Rate by no later than January 30, 2010, and such determination will be final and binding on the Company, the Trustee and all Holders; provided that if the rate chosen by the Third Bank will be less than the rate chosen by the Company Bank, then the 2010 Par Rate will be the rate chosen by the Company Bank; provided further that if the rate chosen by the Third Bank will be greater than the rate chosen by the Trustee Bank, then the 2010 Par Rate will be the rate chosen by the Trustee Bank;

(D)	the 2010 Interest Rate will be the 2010 Par Rate as determined pursuant to clauses (A)-(C) above, retroactive as of January 1, 2010; and

(E)	the Company will bear the reasonable and documented costs and expenses of the investment banks selected pursuant to clauses (A)-(C) of this paragraph.

Conversion Rights

Holders have the option to convert any portion of the principal amount of any Amended Note that is an integral multiple of $1,000 into shares of the Company’s common stock at any time at a conversion price of $25.16 per share on or prior to the close of business on the maturity date, unless the Amended Notes have been previously redeemed or repurchased.

Redemption

(A) Redemption Right During 2008. The Amended Notes may be redeemed at the election of the Company, as a whole or in part from time to time, on or at any time prior to December 31, 2008, at a redemption price equal to $900 per $1,000 principal amount of the Amended Notes redeemed plus accrued and unpaid interest thereon, and the Holders will have the obligation to surrender such Amended Notes.

(B) Redemption Right During 2009.

(i) January 1, 2009 through June 30, 2009. The Amended Notes may be redeemed at the election of the Company, as a whole or in part from time to time, from January 1, 2009 through June 30, 2009, at a redemption price equal to $950 per $1,000 principal amount of the Amended Notes redeemed plus accrued and unpaid interest thereon, and the Holders will have the obligation to surrender such Amended Notes.

(ii) July 1, 2009 through December 31, 2009. If the aggregate principal amount of the outstanding Amended Notes is equal to or less than $165.0 million as of July 1, 2009, then during the period from July 1, 2009 through December 31, 2009 the Amended Notes may be redeemed at the election of the Company, as a whole or in part from time to time, at a redemption price equal to $950 per $1,000 principal amount of the Amended Notes redeemed plus accrued and unpaid interest thereon, and the Holders will have the obligation to surrender such Amended Notes. If the aggregate principal amount of the outstanding Amended Notes is greater than $165.0 million as of July 1, 2009, then during the period from July 1, 2009 through December 31, 2009 the Amended Notes may be redeemed at the election of the Company, as a whole or in part from time to time, at a redemption price equal to $1,000 per $1,000 principal amount of the Amended Notes redeemed plus accrued and unpaid interest thereon, and the Holders will have the obligation to surrender such Amended Notes.

(C) Application of Net Proceeds for Redemptions.

(i) 2008 Asset Sales. To the extent the Company receives any Net Proceeds from Asset Sales during the period from January 1, 2008 through December 31, 2008 (“2008 Asset Sales”), then, subject to the last sentence of this paragraph, (x) so long as the aggregate principal amount of the remaining outstanding Amended Notes is more than $165.0 million, the Company will be required to apply the first $99.0 million of aggregate Net Proceeds from 2008 Asset Sales at the applicable redemption price set forth in paragraph (A) above, plus accrued and unpaid interest thereon, until the aggregate principal amount of the remaining outstanding Amended Notes is equal to or less than $165.0 million, and the Holders will have the obligation to surrender such Amended Notes; and (y) so long as the aggregate principal amount of the remaining outstanding Amended Notes is more than $82.5 million, the Company will be required to apply 50% of the aggregate Net Proceeds from 2008 Asset Sales at a redemption price equal to $900 per $1,000 principal amount of the Amended Notes redeemed, plus accrued and unpaid interest thereon, until the aggregate principal amount of the remaining outstanding Amended Notes is equal to or less than $82.5 million and the Holders will have the obligation to surrender such Amended Notes. Within 60 days after the receipt by the Company of $50.0 million or more of aggregate Net Proceeds from 2008 Asset Sales, the Company will have redeemed the applicable amount of Amended Notes in accordance with the terms set forth above, and each time thereafter upon receipt of an aggregate of $25.0 million in additional Net Proceeds from 2008 Asset Sales, the Company will redeem the applicable amount of Amended Notes in accordance with the terms set forth above.

(ii) 2009 Asset Sales. To the extent the Company receives any Net Proceeds of Asset Sales during the period from January 1, 2009 through December 31, 2009 (“2009 Asset Sales”), then, subject to the last sentence of this paragraph, the Company will be required to apply the Net Proceeds from 2009 Asset Sales to redeem Amended Notes at the applicable redemption price set forth in paragraph (B) above, plus accrued and unpaid interest thereon, until the aggregate principal amount of the remaining outstanding Amended Notes is equal to or less than $82.5 million, and the Holders will have the obligation to surrender such Amended Notes. Within 60 days of receipt by the Company of $40.0 million or more of aggregate Net Proceeds from 2009 Asset Sales, the Company will have redeemed the applicable amount of Amended Notes in accordance with the terms set forth above and each time thereafter upon receipt of an aggregate of $25.0 million in additional Net Proceeds from 2009 Asset Sales, the Company will redeem the applicable amount of Amended Notes in accordance with the terms set forth above.

(iii) Asset Sales from January 1, 2010 and thereafter. If as of January 1, 2010, the aggregate principal amount of the remaining outstanding Amended Notes is greater than $82.5 million, then to the extent the Company receives any Net Proceeds of Asset Sales on or after January 1, 2010, then, subject to the last sentence of this paragraph, the Company will be required to apply all such Net Proceeds to redeem Amended Notes at a redemption price equal to $1,000 per $1,000 principal amount of the Amended Notes redeemed, plus accrued and unpaid interest thereon, until the aggregate principal amount of the remaining outstanding Amended Notes is equal to or less than $82.5 million, and the Holders will have the obligation to surrender such Amended Notes. Within 60 days of receipt by the Company of $20.0 million or more of aggregate Net Proceeds from Asset Sales on or after January 1, 2010, the Company will redeem the applicable amount of Amended Notes in accordance with the terms set forth above.

Events of Default

The Indenture contains customary events of default with respect to the Amended Notes, including failure to make required payments, failure to comply with certain agreements or covenants, acceleration of certain other indebtedness, and certain events of bankruptcy and insolvency. Events of default under the Indenture arising from certain events of bankruptcy or insolvency will automatically cause the acceleration of the amounts due under the Amended Notes. If any other event of default under the Indenture occurs and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of the then outstanding respective Amended Notes may declare the acceleration of the amounts due under the Amended Notes.

The foregoing description of the Indenture is qualified in its entirety by reference to the Indenture, which is included as Exhibit 4.1 to this report.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 concerning the Company’s direct financial obligations is incorporated herein by reference.

Item 3.02. Unregistered Sale of Equity Securities.

Pursuant to the Offer described in Item 1.01 above, $329.474 million aggregate principal amount of the Company’s Existing Notes (of which $330.0 million aggregate principal amount were previously outstanding) were validly tendered and not withdrawn. The Company accepted all of the tendered Existing Notes, and on June 11, 2008, the Company issued $274.474 million aggregate principal amount of Amended Notes. As of June 11, 2008, $526,000 aggregate principal amount of Existing Notes remain outstanding.

The Amended Notes have been issued solely to the holders of the Existing Notes pursuant to an exemption from registration under Section 3(a)(9) of the Securities Act of 1933, as amended. The Company did not pay or give, directly or indirectly, any commission or other remuneration, including underwriting discounts, in connection with the Offer.

Item 9.01. Financial Statement and Exhibits.

(d)	Exhibits.

The following are filed as exhibits to this report:

Number	Description

4.1	Indenture, dated as of June 11, 2008, between Citadel Broadcasting Corporation and Wilmington Trust Company, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2008

CITADEL BROADCASTING CORPORATION

By:	/s/ Randy L. Taylor
Randy L. Taylor
Chief Financial Officer

EXHIBIT INDEX

Number	Description

4.1	Indenture, dated as of June 11, 2008, between Citadel Broadcasting Corporation and Wilmington Trust Company, as trustee.